SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  August 13, 1997




                               SEMCO Energy, Inc.
             (formerly Southeastern Michigan Gas Enterprises, Inc.) (Exact name of registrant as specified in its charter)



   Michigan                           0-8503                     38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200

Item 5.  Other Events.

     On August 13, 1997, the Company, through a new subsidiary, acquired the assets and business of Michigan-based Sub-Surface Construction Co. ("Sub-Surface") for $15.4 million in cash plus the assumption of certain liabilities. Sub-Surface primarily constructed underground natural gas distribution pipelines, service lines and associated facilities. Through the Company's new subsidiary, SEMCO Energy Construction Co. ("SEMCO Construction"), the Company now provides these construction services, which are strongly related to the Company's core energy business expertise.
     Sub-Surface was a privately held construction company headquartered in Comstock Park, Michigan, and owned by Stewart Kniff. Sub-Surface operated five facilities in Michigan and employed at the peak of the construction season nearly 450 employees, many of whom were union field employees. Sub-Surface had annual revenues of approximately $33 million, and had a long relationship with natural gas distribution companies throughout Michigan.
     SEMCO Construction has taken over Sub-Surface's business with essentially the same employees and will operate under the Sub-Surface name. SEMCO Construction intends to continue Sub-Surface's high-quality construction services to natural gas distribution companies. These services include installation of new distribution pipelines, mains and service lines to deliver natural gas as new customers demand service. SEMCO Construction will also continue significant maintenance and replacement services for existing gas mains and service lines.
     The Company hopes to grow this business in Michigan and surrounding states. Infrastructure work for electric, telephone, and cable services is a possible extension of the business.
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
Item 7.(c)     Exhibits.
     2.(i)     Asset Purchase Agreement dated August 9, 1997, between
Sub-Surface Construction Co., Stewart Kniff and SEMCO Energy Construction Co.
     2.(ii)    First Amendment to Asset Purchase Agreement.
     2.(iii)   Amendment to Leased Equipment Purchase Agreements and Asset
Purchase Agreement.
     2.(iv)    List of Schedules and Exhibits.
     2.(v)     Agreement to Furnish Schedules and Exhibits.
     27.       Financial Data Schedule.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                    (Registrant)



Dated:  August 28, 1997                 By:  William L. Johnson
                                             President and C.E.O.











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
                                 EXHIBIT INDEX
                                   Form 8-K
                                August 13, 1997



                                                                 Filed
                                                          --------------------
Exhibit                                                                  By
  No.               Description                           Herewith    Reference
--------            -----------                           --------    ---------

2.(i)     Asset Purchase Agreement dated as of
          August 9, 1997, between Sub-Surface
          Construction Co., Stewart Kniff and
          SEMCO Energy Construction Co.                      x
2.(ii)    First Amendment to Asset Purchase Agreement.       x
2.(iii)   Amendment to Leased Equipment Purchase
          Agreements and Asset Purchase Agreement.           x
2.(iv)    List of Schedules and Exhibits.                    x
2.(v)     Agreement to Furnish Schedules and Exhibits.       x

27        Financial Data Schedule. (a)                                    x



Key to Exhibits Incorporated by Reference

     (a) Filed with SEMCO Energy, Inc.'s Form 10-Q for the quarter ended June 30, 1997, File No. 0-8503.




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